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As filed with the Securities and Exchange Commission on June 29, 2011

Registration No. 333-174734

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2 to

FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

THE SHERIDAN GROUP, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	2750 (Primary Standard Industrial Classification Code Number)	52-1659314 (I.R.S. Employer Identification No.)

11311 McCormick Road, Suite 260
Hunt Valley, Maryland 21031-1437
(410) 785-7277
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

See Table of Additional Registrants Below

John A. Saxton
President and Chief Executive Officer
11311 McCormick Road, Suite 260
Hunt Valley, Maryland 21031-1437
(410) 785-7277
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Eric S. Siegel, Esq.
Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, Pennsylvania 19104
212-994-4000

Approximate date of commencement of proposed sale to public:
As soon as practicable after this Registration Statement becomes effective.

           If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    ☐

           If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

           If this Form is a post effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

           Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

           If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

    Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer) ☐

    Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer ☐

           The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

 TABLE OF ADDITIONAL REGISTRANTS

Name	State of Incorporation	Primary Standard Industrial Classification Code Number	IRS Employer Identification Number	Address
Dartmouth Journal Services, Inc.	New Hampshire	2750	30-0074345	5 Pilgrim Park Road, Suite 5 Waterbury, VT 05676
Dartmouth Printing Company	New Hampshire	2750	02-0124642	69 Lyme Road Hanover, NH 03755
Sheridan Books, Inc.	Delaware	2750	06-1545725	613 East Industrial Drive Chelsea, MI 48118
The Dingley Press, Inc.	Delaware	2750	36-4550331	119 Lisbon Road Lisbon, ME 04250
The Sheridan Group Holding Company	Delaware	2750	52-1614162	1105 North Market Street Wilmington, DE 19801
The Sheridan Press, Inc.	Maryland	2750	52-0858752	450 Fame Avenue Hanover, PA 17331
United Litho, Inc.	Maryland	2750	52-1891775	21800 Beaumeade Circle Ashburn, VA 20147

EXPLANATORY NOTE

        This Amendment is being filed solely for the purpose of refiling Exhibits 5.1 and 5.2. No change is made to the Prospectus constituting Part I of the Registration Statement or Items 20 and 22 of Part II of the Registration Statement. Accordingly, such Prospectus and Items 20 and 22 of Part II have not been included herein.

 PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21.    EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(a)
Exhibits

Exhibit Number	Description
2.1	Stock Purchase Agreement, dated as of August 1, 2003, by and among Sheridan Acquisition Corp., The Sheridan Group, Inc. and the shareholders, optionholders and warrantholders named therein.†
2.2	First Amendment to Stock Purchase Agreement, dated as of August 21, 2003, by and among Sheridan Acquisition Corp., The Sheridan Group, Inc. and BancBoston Ventures Inc. and John A. Saxton, on behalf of and solely in their capacity as representatives of all of the Sellers (as defined in the Stock Purchase Agreement).†
2.3	Asset Purchase Agreement, dated as of March 5, 2004, by and among The Sheridan Group, Inc., Lisbon Acquisition Corp. and The Dingley Press.†
3.1.a	Third Amended and Restated Certificate of Incorporation of TSG Holdings Corp. (filed as Exhibit 3.1 to The Sheridan Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 2007, filed on March 28, 2008 and incorporated herein by reference).
3.1.b	Amendment to Third Amended and Restated Certificate of Incorporation of TSG Holdings Corp. (filed as Exhibit 3.1.b to The Sheridan Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 2008, filed on March 31, 2009 and incorporated herein by reference).
3.2	Amended and Restated Bylaws of TSG Holdings Corp.†
3.3	Amended and Restated Articles of Incorporation of The Sheridan Group, Inc.†
3.4	Amended and Restated Bylaws of The Sheridan Group, Inc.†
3.7	Articles of Incorporation of Dartmouth Journal Services, Inc.†
3.8	Bylaws of Dartmouth Journal Services, Inc.†
3.9	Articles of Agreement of Dartmouth Printing Company, as amended.†
3.10	By-Laws of Dartmouth Printing Company, as amended.**
3.11	Certificate of Incorporation of Sheridan Books, Inc., as amended.†
3.12	By-laws of Sheridan Books, Inc.†
3.13	Certificate of Incorporation of The Sheridan Group Holding Company.†
3.14	Amended and Restated Bylaws of The Sheridan Group Holding Company.**
3.15	Amended and Restated Articles of Incorporation of The Sheridan Press, Inc.†
3.16	By-Laws of The Sheridan Press, Inc.†
3.17	Amendment and Restatement of Articles of Incorporation of United Litho, Inc.†
3.18	By-Laws of United Litho, Inc., as amended.**
3.19	Amended and Restated Certificate of Incorporation of The Dingley Press, Inc.†
3.20	Amended and Restated Bylaws of The Dingley Press, Inc.^

Exhibit Number	Description
4.1	Indenture, dated as of April 15, 2011, by and among The Sheridan Group, Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 12.5% Senior Secured Notes due 2014 (filed as Exhibit 4.1 to The Sheridan Group Inc.'s Current Report on Form 8-K, filed on April 20, 2011 and incorporated herein by reference).
4.2	Registration Rights Agreement, dated as of April 15, 2011, by and among The Sheridan Group, Inc., Jefferies & Company, Inc., as Initial Purchaser, and the guarantors named therein, relating to the 12.5% Senior Secured Notes due 2014 (filed as Exhibit 4.2 to The Sheridan Group Inc.'s Current Report on Form 8-K, filed on April 20, 2011 and incorporated herein by reference).
4.3	Form of 12.5% Senior Secured Note due 2014 (included in Exhibit 4.1).
4.4	Supplemental Indenture, dated as of May 20, 2011, by and among The Sheridan Group, Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 12.5% Senior Secured Notes due 2014 (filed as Exhibit 4.4 to The Sheridan Group Inc.'s Current Report on Form 8-K/A, filed on May 23, 2011 and incorporated herein by reference).
5.1	Opinion of Dechert LLP.***
5.2	Opinion of Devine, Millimet & Branch, PA.***
10.1	Third Amended and Restated Credit Agreement, dated as of April 15, 2011, by and among The Sheridan Group, Inc., as the borrower, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the other lenders party thereto (filed as Exhibit 10.1 to The Sheridan Group Inc.'s Current Report on Form 8-K/A, filed on May 23, 2011 and incorporated herein by reference).
10.2	Intercreditor Agreement, dated as of April 15, 2011, by and among The Sheridan Group, Inc., the subsidiaries of The Sheridan Group, Inc. identified on the signature pages thereto, as Guarantors, The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, and Bank of America, N.A., as Agent (filed as Exhibit 10.2 to The Sheridan Group Inc.'s Current Report on Form 8-K, filed on April 20, 2011 and incorporated herein by reference).
10.3	Second Amendment and Restatement to the Securities Holders Agreement and the Registration Rights Agreement by and among TSG Holdings Corp., The Sheridan Group Holdings (BRS) LLC and The Sheridan Group Holdings (Jefferies) LLC, dated as of March 30, 2009 (filed as Exhibit 10.3 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2008, filed on March 31, 2009 and incorporated herein by reference).
10.4	Purchase Agreement, dated as of April 8, 2011, by and among The Sheridan Group, Inc., the guarantors named therein and Jefferies & Company, Inc., relating to the 12.5% Senior Secured Notes due 2014.**
10.5	Securities Purchase Agreement, dated as of August 21, 2003, by and among TSG Holdings Corp., Bruckmann, Rosser, Sherrill & Co. II, L.P., ING Furman Selz Investors III L.P., ING Barings Global Leveraged Equity Plan Ltd. and ING Barings U.S. Leveraged Equity Plan LLC.†
10.6	Securities Purchase and Exchange Agreement, dated as of August 21, 2003, by and among TSG Holdings Corp. and the management investors named therein.†
10.11	TSG Holdings Corp. 2003 Stock-Based Incentive Compensation Plan.†*

Exhibit Number	Description
10.12	The Sheridan Group, Inc. Executive and Director Deferred Compensation Plan.†*
10.13	The Sheridan Group, Inc. Change-of-Control Incentive Plan for Corporate Staff.~
10.14	The Sheridan Group, Inc. Change-of-Control Incentive Plan for Key Management Employees.~
10.16	Securities Purchase Agreement, dated as of May 25, 2004, by and among TSG Holdings Corp. and the management investors named therein.†
10.20	Limited Liability Company Agreement dated as of May 10, 2005, of The Sheridan Group Holdings (BRS), LLC by and between Bruckmann, Rosser, Sherrill & Co. II, L.P. and John A. Saxton.^^
10.21	Limited Liability Company Agreement dated as of May 10, 2005, of The Sheridan Group Holdings (Jefferies), LLC by and among ING Furman Selz Investors III L.P., ING Barings U.S. Leveraged Equity Plan LLC, ING Barings Global Leveraged Equity Plan Ltd. and John A. Saxton.^^
10.27	Employment and Non-Competition Agreement, dated as of March 29, 2007, between The Sheridan Group, Inc. and Douglas R. Ehmann.*#
10.28	Employment and Non-Competition Agreement, dated as of March 29, 2007, between The Sheridan Group, Inc. and Gary J. Kittredge.*#
10.29	Employment and Non-Competition Agreement, dated as of March 29, 2007, between The Sheridan Group, Inc. and G. Paul Bozuwa.*#
10.30	Employment and Non-Competition Agreement, dated as of March 29, 2007, between The Sheridan Group, Inc. and John A. Saxton.*#
10.31	Employment and Non-Competition Agreement, dated as of March 29, 2007, between The Sheridan Group, Inc. and Joan B. Davidson.*#
10.32	Employment and Non-Competition Agreement, dated as of March 29, 2007, between The Sheridan Group, Inc. and Patricia A. Stricker.*#
10.33	Employment and Non-Competition Agreement, dated as of March 29, 2007, between The Sheridan Group, Inc. and Robert M. Jakobe.*#
10.35	Addendum to Employment and Non-Competition Agreement, dated as of February 18, 2008, between The Sheridan Group, Inc. and Douglas R. Ehmann.*††
10.36	Addendum to Employment and Non-Competition Agreement, dated as of February 18, 2008, between The Sheridan Group, Inc. and Gary J. Kittredge.*††
10.37	Addendum to Employment and Non-Competition Agreement, dated as of February 18, 2008, between The Sheridan Group, Inc. and G. Paul Bozuwa.*††
10.38	Addendum to Employment and Non-Competition Agreement, dated as of February 18, 2008, between The Sheridan Group, Inc. and John A. Saxton.*††
10.39	Addendum to Employment and Non-Competition Agreement, dated as of February 18, 2008, between The Sheridan Group, Inc. and Joan B. Davidson.*††
10.40	Addendum to Employment and Non-Competition Agreement, dated as of February 18, 2008, between The Sheridan Group, Inc. and Patricia A. Stricker.*††
10.41	Addendum to Employment and Non-Competition Agreement, dated as of February 18, 2008, between The Sheridan Group, Inc. and Robert M. Jakobe.*††

Exhibit Number	Description
10.42	First Amendment to Employment and Non-Competition Agreement, dated as of April 1, 2007 between The Sheridan Group, Inc. and Douglas R. Ehmann.*##
10.43	First Amendment to Employment and Non-Competition Agreement, dated as of April 1, 2007 between The Sheridan Group, Inc. and Gary J. Kittredge.*##
10.44	First Amendment to Employment and Non-Competition Agreement, dated as of April 1, 2007 between The Sheridan Group, Inc. and G. Paul Bozuwa.*##
10.45	First Amendment to Employment and Non-Competition Agreement, dated as of April 1, 2007 between The Sheridan Group, Inc. and John A. Saxton.*##
10.46	First Amendment to Employment and Non-Competition Agreement, dated as of April 1, 2007 between The Sheridan Group, Inc. and Joan B. Davidson.*##
10.47	First Amendment to Employment and Non-Competition Agreement, dated as of April 1, 2007 between The Sheridan Group, Inc. and Patricia A. Stricker.*##
10.48	First Amendment to Employment and Non-Competition Agreement, dated as of April 1, 2007 between The Sheridan Group, Inc. and Robert M. Jakobe.*##
10.49	Second Amendment to Employment and Non-Competition Agreement, dated as of August 31, 2010 between The Sheridan Group, Inc. and Douglas R. Ehmann.*##
10.50	Second Amendment to Employment and Non-Competition Agreement, dated as of August 31, 2010 between The Sheridan Group, Inc. and Gary J. Kittredge.*##
10.51	Second Amendment to Employment and Non-Competition Agreement, dated as of August 31, 2010 between The Sheridan Group, Inc. and G. Paul Bozuwa.*##
10.52	Second Amendment to Employment and Non-Competition Agreement, dated as of August 31, 2010 between The Sheridan Group, Inc. and John A. Saxton.*##
10.53	Second Amendment to Employment and Non-Competition Agreement, dated as of August 31, 2010 between The Sheridan Group, Inc. and Joan B. Davidson.*##
10.54	Second Amendment to Employment and Non-Competition Agreement, dated as of August 31, 2010 between The Sheridan Group, Inc. and Patricia A. Stricker.*##
10.55	Second Amendment to Employment and Non-Competition Agreement, dated as of August 31, 2010 between The Sheridan Group, Inc. and Robert M. Jakobe.*##
10.56	Change-of-Control Incentive Plan for Officers, dated as of August 31, 2010 (filed as Exhibit 10.56 to The Sheridan Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 2010, filed on March 30, 2011 and incorporated herein by reference).*
10.57.a	Contract of Sale by and between United Litho, Inc. and Beaumeade Development Partners LLC, dated as of February 3, 2011, relating to the sale of the facility in Ashburn, VA (filed as Exhibit 10.57.a to The Sheridan Group Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, filed on May 13, 2011 and incorporated herein by reference).
10.57.b	First Amendment to Contract of Sale by and between United Litho, Inc. and Beaumeade Development Partners LLC, dated as of April 19, 2011, relating to the sale of the facility in Ashburn, VA (filed as Exhibit 10.57.b to The Sheridan Group Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, filed on May 13, 2011 and incorporated herein by reference).
12.1	Computation of Ratio of Earnings to Fixed Charges.**
21.1	Subsidiaries of The Sheridan Group, Inc.**

Exhibit Number	Description
23.1	Consent of Dechert LLP (included in Exhibit 5.1).***
23.2	Consent of Devine, Millimet & Branch, PA (included in Exhibit 5.2).***
23.3	Consent of PricewaterhouseCoopers LLP.**
24.1	Powers of Attorney.**
25.1	Statement of Eligibility and Qualification of The Bank of New York Mellon Trust Company, N.A.**
99.1	Form of Letter of Transmittal.**
99.2	Form of Notice of Guaranteed Delivery.**
99.3	Form of Letter to Holders.**
99.4	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.**
99.5	Form of Letter to Clients.**

†
Filed as a like numbered exhibit to The Sheridan Group Inc.'s Registration Statement on Form S-4 (File No. 333-110441) and incorporated herein by reference.

^
Filed as a like numbered exhibit to The Sheridan Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 2005, filed on March 30, 2006 and incorporated herein by reference.

^^
Filed as a like numbered exhibit to The Sheridan Group Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, filed on May 13, 2005 and incorporated herein by reference.

~
Filed as a like numbered exhibit to The Sheridan Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 31, 2005 and incorporated herein by reference.

#
Filed as a like numbered exhibit to The Sheridan Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 2006, filed on March 30, 2007 and incorporated herein by reference.

††
Filed as a like numbered exhibit to The Sheridan Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 2007, filed on March 28, 2008 and incorporated herein by reference.

*
Management contract or compensatory plan or arrangement.

##
Filed as a like numbered exhibit to The Sheridan Group Inc.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, filed on November 10, 2010 and incorporated herein by reference.

**
Previously filed.

***
Filed herewith.

(b)
Financial Statement Schedules:

        No financial statement schedules are required pursuant to this item because of the absence of the conditions under which they are required or because the information required is set forth in the financial statements or the notes thereto.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hunt Valley, State of Maryland, on June 29, 2011.

THE SHERIDAN GROUP, INC.
By:	/s/ JOHN A. SAXTON Name: John A. Saxton Title: President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JOHN A. SAXTON John A. Saxton	President, Chief Executive Officer and Director (Principal Executive Officer)	June 29, 2011
/s/ ROBERT M. JAKOBE Robert M. Jakobe	Executive Vice President, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)	June 29, 2011
* Thomas J. Baldwin	Director	June 29, 2011
* Nicholas Daraviras	Director	June 29, 2011
* Craig H. Deery	Director	June 29, 2011
* Gary T. DiCamillo	Director	June 29, 2011
* James L. Luikart	Director	June 29, 2011
* Nicholas R. Sheppard	Director	June 29, 2011
* George A. Whaling	Director	June 29, 2011

*By:	/s/ ROBERT M. JAKOBE
Name:	Robert M. Jakobe As attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hunt Valley, State of Maryland, on June 29, 2011.

DARTMOUTH JOURNAL SERVICES, INC.
By:	/s/ JOHN A. SAXTON
	Name:	John A. Saxton
	Title:	Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN A. SAXTON John A. Saxton	Chief Executive Officer and Director (Principal Executive Officer)	June 29, 2011
/s/ ROBERT M. JAKOBE Robert M. Jakobe	Secretary and Director (Principal Financial and Accounting Officer)	June 29, 2011

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hunt Valley, State of Maryland, on June 29, 2011.

DARTMOUTH PRINTING COMPANY
By:	/s/ JOHN A. SAXTON
	Name:	John A. Saxton
	Title:	Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ JOHN A. SAXTON John A. Saxton	Chief Executive Officer and Director (Principal Executive Officer)	June 29, 2011
/s/ ROBERT M. JAKOBE Robert M. Jakobe	Secretary and Director (Principal Financial and Accounting Officer)	June 29, 2011

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hunt Valley, State of Maryland, on June 29, 2011.

SHERIDAN BOOKS, INC.
By:	/s/ JOHN A. SAXTON Name: John A. Saxton Title: Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JOHN A. SAXTON John A. Saxton	Chief Executive Officer and Director (Principal Executive Officer)	June 29, 2011
/s/ ROBERT M. JAKOBE Robert M. Jakobe	Secretary and Director (Principal Financial and Accounting Officer)	June 29, 2011

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hunt Valley, State of Maryland, on June 29, 2011.

THE DINGLEY PRESS, INC.
By:	/s/ JOHN A. SAXTON Name: John A. Saxton Title: Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JOHN A. SAXTON John A. Saxton	Chief Executive Officer and Director (Principal Executive Officer)	June 29, 2011
/s/ ROBERT M. JAKOBE Robert M. Jakobe	Secretary and Director (Principal Financial and Accounting Officer)	June 29, 2011

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hunt Valley, State of Maryland, on June 29, 2011.

THE SHERIDAN GROUP HOLDING COMPANY
By:	/s/ ROBERT M. JAKOBE Name: Robert M. Jakobe Title: President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT M. JAKOBE Robert M. Jakobe	President and Director (Principal Executive Officer)	June 29, 2011
* William P. Walters	Secretary and Director (Principal Financial and Accounting Officer)	June 29, 2011
* Nina A. Corey	Vice President and Director	June 29, 2011

*By:	/s/ ROBERT M. JAKOBE
Name:	Robert M. Jakobe As attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hunt Valley, State of Maryland, on June 29, 2011.

THE SHERIDAN PRESS, INC.
By:	/s/ JOHN A. SAXTON Name: John A. Saxton Title: Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JOHN A. SAXTON John A. Saxton	Chief Executive Officer and Director (Principal Executive Officer)	June 29, 2011
/s/ ROBERT M. JAKOBE Robert M. Jakobe	Secretary and Director (Principal Financial and Accounting Officer)	June 29, 2011

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hunt Valley, State of Maryland, on June 29, 2011.

UNITED LITHO, INC.
By:	/s/ JOHN A. SAXTON Name: John A. Saxton Title: Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JOHN A. SAXTON John A. Saxton	Chief Executive Officer and Director (Principal Executive Officer)	June 29, 2011
/s/ ROBERT M. JAKOBE Robert M. Jakobe	Secretary and Director (Principal Financial and Accounting Officer)	June 29, 2011

 EXHIBIT INDEX

Exhibit Number	Description
2.1	Stock Purchase Agreement, dated as of August 1, 2003, by and among Sheridan Acquisition Corp., The Sheridan Group, Inc. and the shareholders, optionholders and warrantholders named therein.†
2.2
First Amendment to Stock Purchase Agreement, dated as of August 21, 2003, by and among Sheridan Acquisition Corp., The Sheridan Group, Inc. and BancBoston Ventures Inc. and John A. Saxton, on behalf of and solely in their capacity as representatives of all of the Sellers (as defined in the Stock Purchase Agreement).†
2.3	Asset Purchase Agreement, dated as of March 5, 2004, by and among The Sheridan Group, Inc., Lisbon Acquisition Corp. and The Dingley Press.†
3.1.a
Third Amended and Restated Certificate of Incorporation of TSG Holdings Corp. (filed as Exhibit 3.1 to The Sheridan Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 2007, filed on March 28, 2008 and incorporated herein by reference).
3.1.b
Amendment to Third Amended and Restated Certificate of Incorporation of TSG Holdings Corp. (filed as Exhibit 3.1.b to The Sheridan Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 2008, filed on March 31, 2009 and incorporated herein by reference).
3.2	Amended and Restated Bylaws of TSG Holdings Corp.†
3.3	Amended and Restated Articles of Incorporation of The Sheridan Group, Inc.†
3.4	Amended and Restated Bylaws of The Sheridan Group, Inc.†
3.7	Articles of Incorporation of Dartmouth Journal Services, Inc.†
3.8	Bylaws of Dartmouth Journal Services, Inc.†
3.9	Articles of Agreement of Dartmouth Printing Company, as amended.†
3.10	By-Laws of Dartmouth Printing Company, as amended.**
3.11	Certificate of Incorporation of Sheridan Books, Inc., as amended.†
3.12	By-laws of Sheridan Books, Inc.†
3.13	Certificate of Incorporation of The Sheridan Group Holding Company.†
3.14	Amended and Restated Bylaws of The Sheridan Group Holding Company.**
3.15	Amended and Restated Articles of Incorporation of The Sheridan Press, Inc.†
3.16	By-Laws of The Sheridan Press, Inc.†
3.17	Amendment and Restatement of Articles of Incorporation of United Litho, Inc.†
3.18	By-Laws of United Litho, Inc., as amended.**
3.19	Amended and Restated Certificate of Incorporation of The Dingley Press, Inc.†
3.20	Amended and Restated Bylaws of The Dingley Press, Inc.^

Exhibit Number	Description
4.1	Indenture, dated as of April 15, 2011, by and among The Sheridan Group, Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 12.5% Senior Secured Notes due 2014 (filed as Exhibit 4.1 to The Sheridan Group Inc.'s Current Report on Form 8-K, filed on April 20, 2011 and incorporated herein by reference).
4.2
Registration Rights Agreement, dated as of April 15, 2011, by and among The Sheridan Group, Inc., Jefferies & Company, Inc., as Initial Purchaser, and the guarantors named therein, relating to the 12.5% Senior Secured Notes due 2014 (filed as Exhibit 4.2 to The Sheridan Group Inc.'s Current Report on Form 8-K, filed on April 20, 2011 and incorporated herein by reference).
4.3	Form of 12.5% Senior Secured Note due 2014 (included in Exhibit 4.1).
4.4
Supplemental Indenture, dated as of May 20, 2011, by and among The Sheridan Group, Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as Trustee, relating to the 12.5% Senior Secured Notes due 2014 (filed as Exhibit 4.4 to The Sheridan Group Inc.'s Current Report on Form 8-K/A, filed on May 23, 2011 and incorporated herein by reference).
5.1	Opinion of Dechert LLP.***
5.2	Opinion of Devine, Millimet & Branch, PA.***
10.1
Third Amended and Restated Credit Agreement, dated as of April 15, 2011, by and among The Sheridan Group, Inc., as the borrower, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the other lenders party thereto (filed as Exhibit 10.1 to The Sheridan Group Inc.'s Current Report on Form 8-K/A, filed on May 23, 2011 and incorporated herein by reference).
10.2
Intercreditor Agreement, dated as of April 15, 2011, by and among The Sheridan Group, Inc., the subsidiaries of The Sheridan Group, Inc. identified on the signature pages thereto, as Guarantors, The Bank of New York Mellon Trust Company, N.A., as trustee and collateral agent, and Bank of America, N.A., as Agent (filed as Exhibit 10.2 to The Sheridan Group Inc.'s Current Report on Form 8-K, filed on April 20, 2011 and incorporated herein by reference).
10.3
Second Amendment and Restatement to the Securities Holders Agreement and the Registration Rights Agreement by and among TSG Holdings Corp., The Sheridan Group Holdings (BRS) LLC and The Sheridan Group Holdings (Jefferies) LLC, dated as of March 30, 2009 (filed as Exhibit 10.3 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2008, filed on March 31, 2009 and incorporated herein by reference).
10.4	Purchase Agreement, dated as of April 8, 2011, by and among The Sheridan Group, Inc., the guarantors named therein and Jefferies & Company, Inc., relating to the 12.5% Senior Secured Notes due 2014.**
10.5
Securities Purchase Agreement, dated as of August 21, 2003, by and among TSG Holdings Corp., Bruckmann, Rosser, Sherrill & Co. II, L.P., ING Furman Selz Investors III L.P., ING Barings Global Leveraged Equity Plan Ltd. and ING Barings U.S. Leveraged Equity Plan LLC.†
10.6	Securities Purchase and Exchange Agreement, dated as of August 21, 2003, by and among TSG Holdings Corp. and the management investors named therein.†

Exhibit Number	Description
10.11	TSG Holdings Corp. 2003 Stock-Based Incentive Compensation Plan.†*
10.12	The Sheridan Group, Inc. Executive and Director Deferred Compensation Plan.†*
10.13	The Sheridan Group, Inc. Change-of-Control Incentive Plan for Corporate Staff.~
10.14	The Sheridan Group, Inc. Change-of-Control Incentive Plan for Key Management Employees.~
10.16	Securities Purchase Agreement, dated as of May 25, 2004, by and among TSG Holdings Corp. and the management investors named therein.†
10.20	Limited Liability Company Agreement dated as of May 10, 2005, of The Sheridan Group Holdings (BRS), LLC by and between Bruckmann, Rosser, Sherrill & Co. II, L.P. and John A. Saxton.^^
10.21
Limited Liability Company Agreement dated as of May 10, 2005, of The Sheridan Group Holdings (Jefferies), LLC by and among ING Furman Selz Investors III L.P., ING Barings U.S. Leveraged Equity Plan LLC, ING Barings Global Leveraged Equity Plan Ltd. and John A. Saxton.^^
10.27	Employment and Non-Competition Agreement, dated as of March 29, 2007, between The Sheridan Group, Inc. and Douglas R. Ehmann.*#
10.28	Employment and Non-Competition Agreement, dated as of March 29, 2007, between The Sheridan Group, Inc. and Gary J. Kittredge.*#
10.29	Employment and Non-Competition Agreement, dated as of March 29, 2007, between The Sheridan Group, Inc. and G. Paul Bozuwa.*#
10.30	Employment and Non-Competition Agreement, dated as of March 29, 2007, between The Sheridan Group, Inc. and John A. Saxton.*#
10.31	Employment and Non-Competition Agreement, dated as of March 29, 2007, between The Sheridan Group, Inc. and Joan B. Davidson.*#
10.32	Employment and Non-Competition Agreement, dated as of March 29, 2007, between The Sheridan Group, Inc. and Patricia A. Stricker.*#
10.33	Employment and Non-Competition Agreement, dated as of March 29, 2007, between The Sheridan Group, Inc. and Robert M. Jakobe.*#
10.35	Addendum to Employment and Non-Competition Agreement, dated as of February 18, 2008, between The Sheridan Group, Inc. and Douglas R. Ehmann.*††
10.36	Addendum to Employment and Non-Competition Agreement, dated as of February 18, 2008, between The Sheridan Group, Inc. and Gary J. Kittredge.*††
10.37	Addendum to Employment and Non-Competition Agreement, dated as of February 18, 2008, between The Sheridan Group, Inc. and G. Paul Bozuwa.*††
10.38	Addendum to Employment and Non-Competition Agreement, dated as of February 18, 2008, between The Sheridan Group, Inc. and John A. Saxton.*††
10.39	Addendum to Employment and Non-Competition Agreement, dated as of February 18, 2008, between The Sheridan Group, Inc. and Joan B. Davidson.*††
10.40	Addendum to Employment and Non-Competition Agreement, dated as of February 18, 2008, between The Sheridan Group, Inc. and Patricia A. Stricker.*††

Exhibit Number	Description
10.41	Addendum to Employment and Non-Competition Agreement, dated as of February 18, 2008, between The Sheridan Group, Inc. and Robert M. Jakobe.*††
10.42	First Amendment to Employment and Non-Competition Agreement, dated as of April 1, 2007 between The Sheridan Group, Inc. and Douglas R. Ehmann.*##
10.43	First Amendment to Employment and Non-Competition Agreement, dated as of April 1, 2007 between The Sheridan Group, Inc. and Gary J. Kittredge.*##
10.44	First Amendment to Employment and Non-Competition Agreement, dated as of April 1, 2007 between The Sheridan Group, Inc. and G. Paul Bozuwa.*##
10.45	First Amendment to Employment and Non-Competition Agreement, dated as of April 1, 2007 between The Sheridan Group, Inc. and John A. Saxton.*##
10.46	First Amendment to Employment and Non-Competition Agreement, dated as of April 1, 2007 between The Sheridan Group, Inc. and Joan B. Davidson.*##
10.47	First Amendment to Employment and Non-Competition Agreement, dated as of April 1, 2007 between The Sheridan Group, Inc. and Patricia A. Stricker.*##
10.48	First Amendment to Employment and Non-Competition Agreement, dated as of April 1, 2007 between The Sheridan Group, Inc. and Robert M. Jakobe.*##
10.49	Second Amendment to Employment and Non-Competition Agreement, dated as of August 31, 2010 between The Sheridan Group, Inc. and Douglas R. Ehmann.*##
10.50	Second Amendment to Employment and Non-Competition Agreement, dated as of August 31, 2010 between The Sheridan Group, Inc. and Gary J. Kittredge.*##
10.51	Second Amendment to Employment and Non-Competition Agreement, dated as of August 31, 2010 between The Sheridan Group, Inc. and G. Paul Bozuwa.*##
10.52	Second Amendment to Employment and Non-Competition Agreement, dated as of August 31, 2010 between The Sheridan Group, Inc. and John A. Saxton.*##
10.53	Second Amendment to Employment and Non-Competition Agreement, dated as of August 31, 2010 between The Sheridan Group, Inc. and Joan B. Davidson.*##
10.54	Second Amendment to Employment and Non-Competition Agreement, dated as of August 31, 2010 between The Sheridan Group, Inc. and Patricia A. Stricker.*##
10.55	Second Amendment to Employment and Non-Competition Agreement, dated as of August 31, 2010 between The Sheridan Group, Inc. and Robert M. Jakobe.*##
10.56
Change-of-Control Incentive Plan for Officers, dated as of August 31, 2010 (filed as Exhibit 10.56 to The Sheridan Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 2010, filed on March 30, 2011 and incorporated herein by reference).*
10.57.a
Contract of Sale by and between United Litho, Inc. and Beaumeade Development Partners LLC, dated as of February 3, 2011, relating to the sale of the facility in Ashburn, VA (filed as Exhibit 10.57.a to The Sheridan Group Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, filed on May 13, 2011 and incorporated herein by reference).

Exhibit Number	Description
10.57.b	First Amendment to Contract of Sale by and between United Litho, Inc. and Beaumeade Development Partners LLC, dated as of April 19, 2011, relating to the sale of the facility in Ashburn, VA (filed as Exhibit 10.57.b to The Sheridan Group Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, filed on May 13, 2011 and incorporated herein by reference).
12.1	Computation of Ratio of Earnings to Fixed Charges.**
21.1	Subsidiaries of The Sheridan Group, Inc.**
23.1	Consent of Dechert LLP (included in Exhibit 5.1).***
23.2	Consent of Devine, Millimet & Branch, PA (included in Exhibit 5.2).***
23.3	Consent of PricewaterhouseCoopers LLP.**
24.1	Powers of Attorney.**
25.1	Statement of Eligibility and Qualification of The Bank of New York Mellon Trust Company, N.A.**
99.1	Form of Letter of Transmittal.**
99.2	Form of Notice of Guaranteed Delivery.**
99.3	Form of Letter to Holders.**
99.4	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.**
99.5	Form of Letter to Clients.**

†
Filed as a like numbered exhibit to The Sheridan Group Inc.'s Registration Statement on Form S-4 (File No. 333-110441) and incorporated herein by reference.

^
Filed as a like numbered exhibit to The Sheridan Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 2005, filed on March 30, 2006 and incorporated herein by reference.

^^
Filed as a like numbered exhibit to The Sheridan Group Inc.'s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, filed on May 13, 2005 and incorporated herein by reference.

~
Filed as a like numbered exhibit to The Sheridan Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 2004, filed on March 31, 2005 and incorporated herein by reference.

#
Filed as a like numbered exhibit to The Sheridan Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 2006, filed on March 30, 2007 and incorporated herein by reference.

††
Filed as a like numbered exhibit to The Sheridan Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 2007, filed on March 28, 2008 and incorporated herein by reference.

*
Management contract or compensatory plan or arrangement.

##
Filed as a like numbered exhibit to The Sheridan Group Inc.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, filed on November 10, 2010 and incorporated herein by reference.

**
Previously filed.

***
Filed herewith.

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TABLE OF ADDITIONAL REGISTRANTS
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
  ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.
SIGNATURES
SIGNATURES
EXHIBIT INDEX